UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 9, 2019

(Date of earliest event reported)

Intrepid Potash, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34025	26-1501877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 17th Street, Suite 1050

Denver, Colorado 80202

(Address of principal executive offices and zip code)

(303) 296-3006

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IPI	New York Stock Exchange

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.02(b) and (c)                                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 15, 2019, the Board of Directors of Intrepid Potash, Inc. (“Intrepid” or “our”) appointed Matthew D. Preston as Vice President of Finance effective as of November 10, 2019. Mr. Preston will serve as our principal financial officer and principal accounting officer. Mr. Preston, 35, has served as our Director of Budget and Forecast since April 2016. Mr. Preston also has responsibility for our investor relations function. Previously, Mr. Preston served in successively more senior finance roles since joining Intrepid in 2008, including Senior Manager of Budget and Forecast, Manager of Budget and Forecast, and Financial Analyst.

On October 9, 2019, Joseph G. Montoya, our Vice President and Chief Accounting Officer, submitted his resignation from Intrepid effective as of November 9, 2019, to pursue another career opportunity. Mr. Montoya serves as our principal financial officer and principal accounting officer. Mr. Montoya’s resignation is not the result of any disagreement with the policies, practices, or procedures of Intrepid.

In connection with Mr. Preston’s appointment, the Compensation Committee of our Board of Directors approved the following compensation for Mr. Preston effective as of November 10, 2019: annual base salary of $220,000; annual bonus target of 20% of salary; and annual equity target of 20% of salary.

On October 16, 2019, Intrepid issued a press release announcing Mr. Preston’s appointment and Mr. Montoya’s resignation. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01(d)                                                                            Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release dated October 16, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTREPID POTASH, INC.

Dated: October 16, 2019	By:	/s/ Margaret E. McCandless
Margaret E. McCandless
Vice President, General Counsel, and Secretary